UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01976

Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

767 Fifth Avenue, Suite 4701, New York, NY 10153-4798

(Address of principal executive offices) (Zip code)

Robert D. Goldfarb

Ruane, Cunniff & Goldfarb Inc.

767 Fifth Avenue

Suite 4701

New York, New York 10153-4798

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-5280

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

1

ITEM 1. REPORTS TO STOCKHOLDERS.

Sequoia

Fund, Inc.

ANNUAL
REPORT

DECEMBER 31, 2013

SEQUOIA FUND, INC.
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
With Income Dividends and Capital Gains
Distributions Reinvested in Shares (Unaudited)

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2013. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

PERIOD ENDED:	Value of Initial $10,000 Investment	Value of Cumulative Reinvested Capital Gains Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares
July 15, 1970	$10,000	$—	$—	$10,000
May 31, 1971	11,750	—	184	11,934
May 31, 1972	12,350	706	451	13,507
May 31, 1973	9,540	1,118	584	11,242
May 31, 1974	7,530	1,696	787	10,013
May 31, 1975	9,490	2,137	1,698	13,325
May 31, 1976	12,030	2,709	2,654	17,393
May 31, 1977	15,400	3,468	3,958	22,826
Dec. 31, 1977	18,420	4,617	5,020	28,057
Dec. 31, 1978	22,270	5,872	6,629	34,771
Dec. 31, 1979	24,300	6,481	8,180	38,961
Dec. 31, 1980	25,040	8,848	10,006	43,894
Dec. 31, 1981	27,170	13,140	13,019	53,329
Dec. 31, 1982	31,960	18,450	19,510	69,920
Dec. 31, 1983	37,110	24,919	26,986	89,015
Dec. 31, 1984	39,260	33,627	32,594	105,481
Dec. 31, 1985	44,010	49,611	41,354	134,975
Dec. 31, 1986	39,290	71,954	41,783	153,027
Dec. 31, 1987	38,430	76,911	49,020	164,361
Dec. 31, 1988	38,810	87,760	55,946	182,516
Dec. 31, 1989	46,860	112,979	73,614	233,453
Dec. 31, 1990	41,940	110,013	72,633	224,586
Dec. 31, 1991	53,310	160,835	100,281	314,426
Dec. 31, 1992	56,660	174,775	112,428	343,863
Dec. 31, 1993	54,840	213,397	112,682	380,919
Dec. 31, 1994	55,590	220,943	117,100	393,633
Dec. 31, 1995	78,130	311,266	167,129	556,525
Dec. 31, 1996	88,440	397,099	191,967	677,506
Dec. 31, 1997	125,630	570,917	273,653	970,200
Dec. 31, 1998	160,700	798,314	353,183	1,312,197
Dec. 31, 1999	127,270	680,866	286,989	1,095,125
Dec. 31, 2000	122,090	903,255	289,505	1,314,850
Dec. 31, 2001	130,240	1,002,955	319,980	1,453,175
Dec. 31, 2002	126,630	976,920	311,226	1,414,776
Dec. 31, 2003	147,610	1,146,523	362,790	1,656,923
Dec. 31, 2004	154,270	1,200,687	379,159	1,734,116
Dec. 31, 2005	155,450	1,331,529	382,059	1,869,038
Dec. 31, 2006	152,750	1,496,788	375,422	2,024,960
Dec. 31, 2007	139,120	1,713,258	342,768	2,195,146
Dec. 31, 2008	95,270	1,265,238	241,397	1,601,905
Dec. 31, 2009	109,900	1,459,533	278,860	1,848,293
Dec. 31, 2010	129,290	1,745,828	333,509	2,208,627
Dec. 31, 2011	145,500	1,979,112	375,323	2,499,935
Dec. 31, 2012	168,310	2,289,377	434,162	2,891,849
Dec. 31, 2013	222,920	3,093,884	575,031	3,891,835

The total amount of capital gains distributions reinvested in shares was $1,514,176. The total amount of dividends reinvested was $130,082, including return of capital distributions reinvested of $5,294.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

To the Shareholders of Sequoia Fund, Inc.

Dear Shareholder:

Sequoia Fund's results for the quarter and year ended December 31, 2013 appear below with comparable results for the S&P 500 Index:

To December 31, 2013	Sequoia Fund	S&P 500 Index*
Fourth Quarter	9.09%	10.51%
1 Year	34.58%	32.39%
5 Years (Annualized)	19.43%	17.94%
10 Years (Annualized)	8.91%	7.41%

The performance shown above represents past performance and does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

* The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations. The performance data quoted represents past performance and assumes reinvestment of distributions.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Year to date performance as of the most recent month end can be obtained by calling DST Systems, Inc. at (800) 686-6884.

The Fund underperformed the S&P 500 Index in the fourth quarter while outperforming the Index for the year. In what has become a refrain for us, 2013 performance was compromised by our large cash position. We began the year with 16% of the Fund’s assets in cash. During the year, we were modest net sellers of stocks, and we reached year-end a bit more than 18% in cash. Cash detracted from our performance as our stocks appreciated more than 42% during the year, net of our management fees.

Over the past five and ten years, the Fund has outperformed the Index. The Fund has operated with approximately 15%-20% of our assets in cash for most of the past six years. That helped performance considerably in the crash of 2008, but has depressed performance subsequently. As we’ve disclosed previously, the Fund experienced a net inflow of $930 million in 2011, and while we were active buyers of stocks that year, we slowed our purchasing activity late in 2011 as the market began a steep ascent: the S&P Index rose 12% in the fourth quarter of 2011, 16% in 2012 and 32% in 2013, for an increase of 72% over nine quarters. Against this backdrop of rising asset prices, we did not fully invest those inflows. We made no significant investments in 2013.

We often encourage healthy companies operating with excess cash to buy back their own stock. If their business is as good as they, and we, believe, share repurchase should generate reasonable returns over time. If we had taken our own advice and effectively repurchased Sequoia by deploying our cash into existing positions on a pro rata basis, our shareholders would have benefited. Sequoia was up 75% over the past nine quarters, inclusive of the negligible return on cash, and would have been up about 100% had we been fully invested in the stocks we already own for the entire period.

As we’ve reported to you previously, we’ve taken steps to restrict the flow of money into the Fund. In 2012, we closed the Fund to new investment from financial services platforms such as Charles Schwab, TD Ameritrade and E*Trade. In 2013, we took the additional step of closing the Fund to all new accounts, with exceptions for new accounts opened by existing Fund shareholders and their immediate family members. These have had the desired effect, with inflows reduced significantly.

By our calculations our stocks advanced about 42% last year while underlying earnings growth for our portfolio was about 23%(1). The S&P 500, by comparison, gained 32.4% while underlying earnings growth was about 6%.(2) A significant component of equity gains for both Sequoia and the S&P Index came in the form of rising price-to-earnings ratios. Rising PEs are always helpful to returns, but over time it is sustainable earnings growth that fuels stock appreciation.

Sequoia benefited greatly from two transformative acquisitions announced in 2013: Valeant’s purchase of Bausch & Lomb and Advance Auto Parts’ purchase of General Parts International. Both deals were game changers which will significantly increase these two companies’ earnings beginning in 2014. While we’ve long been partial to companies that can grow organically, Sequoia’s returns have been boosted considerably by companies that may have limited organic growth opportunities but have done smart serial acquisitions, such as Valeant Pharmaceuticals and Berkshire Hathaway. Precision Castparts has been another serial acquirer that has created great value for shareholders.

We take considerable pride in our ownership of a fine collection of businesses and are pleased to report that of our top 10 holdings at year-end, eight outperformed the S&P Index and seven delivered a total shareholder return of at least 42%. Our top performing stock for the year was also our largest holding, Valeant Pharmaceuticals. It nearly doubled in 2013, rising 96%. At year-end, Valeant constituted 16.5% of the value of the Fund.

Other large holdings that generated significant outperformance included TJX, which rose 51%; Rolls-Royce, up 51%; MasterCard, up 71%; and O’Reilly Automotive, which rose 44%. We have owned each of these businesses for at least six years. We think our strategy of identifying great businesses, buying their stocks when they seem mispriced, then holding them as long as management continues to execute (and the share prices don’t become extremely overvalued) is working as well today as it ever has. We expect that our portfolio companies will grow earnings at a good rate in the future, but not at the 23% rate we saw in 2013.

We trimmed two large positions during 2013. Mohawk Industries rose 65% during the year and along the way we sold a bit more than half the Fund’s stake. While we believe Mohawk is a very well-managed company that stands to benefit greatly from a recovery of the US housing market, we felt a lot of optimism about housing had become embedded in the stock price.

We sold a large portion of our holding in Advance Auto Parts shortly after the company announced a deal to buy General Parts International, parent of Carquest stores, in the fall. The stock price understandably soared on the news as Advance bought GPI on favorable terms and should be able to harvest significant synergies out of the deal, thus accelerating its earnings growth. However, we’d been concerned about poor execution in legacy Advance stores for some time and felt it prudent to reduce our holding as the stock price soared. If the company integrates GPI well and improves performance in its own stores, our sale may turn out to be a mistake.

(1) This is a tricky number to calculate. Not all of our companies have reported 2013 earnings, nor are they all on December fiscal calendars. Importantly, Valeant and several others point investors to “cash earnings” that exclude non-cash charges like intangibles amortization and do not conform with Generally Accepted Accounting Principles. While we’re proud that our portfolio in aggregate grew non-GAAP, cash earnings by 23%, there is estimating involved on our part to derive this figure. Plus, reasonable people can disagree about the merits of non-GAAP earnings.

(2) S&P Capital IQ says non-GAAP earnings for the S&P 500 were $103.78 in 2012, will be $109.87 in 2013 and $118.63 in 2014.

At year-end, the 10 largest stocks in the Fund constituted 56.9% of our total assets and just shy of 70% of our investment in stocks. We are comfortable with this level of concentration but would note that in seven of the past 15 years, Sequoia’s return has been at least 10 percentage points different than the S&P 500 Index return. Four times we’ve outperformed by at least 1,000 basis points and three times we’ve underperformed by at least that much.

Looking ahead, we won’t try to predict the direction of the stock market, for the simple reason that we have a proven inability to do so. We certainly would not have predicted last year’s 32.4% increase in the Index. We believe we best serve Sequoia shareholders by doing what we have always done: endeavor to own a concentrated portfolio of stocks that has been intensively researched and carefully purchased, in the belief that such a portfolio will generate higher returns over time with less risk than a diversified basket of stocks chosen with less care. We offer the caveat that concentrated portfolios can (and often do) deliver results in a given year that do not correspond to the returns generated by the broader market.

We must also repeat that our large cash position has acted as an anchor on returns during this prolonged bull market. In a bear market, the cash might cushion the fall of stock prices and provide us with the flexibility to make new investments.

Sincerely,

Richard T. Cunniff Vice Chairman	Robert D. Goldfarb President	David M. Poppe Executive Vice President

February 14, 2014

THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR
DAY WILL BE HELD AT 10 A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 16, 2014 AT
THE ST. REGIS HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022

Management’s Discussion of Fund Performance (Unaudited)

The total return for the Sequoia Fund was 34.6% in 2013. This compares with the 32.4% return of the S&P 500 Index. Our preference is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

The table below shows the 12-month stock total return for all positions that constituted at least 3% of the Fund’s assets at the end of 2013.

Position	% of assets 12/31/13	Total return	% of assets 12/31/12
Valeant Pharmaceuticals	16.5%	96.4%	11.6%
Berkshire Hathaway	10.5%	32.7%	10.9%
TJX	8.1%	51.4%	7.5%
Fastenal	4.1%	3.6%	5.6%
Rolls-Royce	3.2%	51.1%	3.0%
Precision Castparts	3.2%	42.2%	3.1%
Mastercard	3.1%	70.5%	2.5%
Pirelli & Co.	3.0%	55.3%	2.7%

The relative performance vs. the S&P 500 in 2013 was driven by strong performance of the Fund’s equity holdings, offset by the minimal return on its cash and Treasury Bills. The eight holdings listed above constituted 52% of the Fund’s assets under management on December 31. At year-end, the Fund was 81.7% invested in common stocks and 18.3% invested in cash and Treasury Bills.

Our largest holding, Valeant, had an outstanding year. Full year numbers have not been reported yet, but we believe that cash earnings per share should exceed $6, well ahead of last year’s result. The big news of the year was the acquisition of Bausch & Lomb for nearly $9 billion in August. The deal should be highly accretive and, together with modest organic growth in its other operations, enable cash earnings per share to increase significantly in 2014. The integration of Bausch & Lomb appears on track with cost synergies, originally estimated by management at around $800 million, now expected to be over $850 million.

Cash earnings per share have probably more than tripled over the last four years. While we do not expect this growth trajectory to continue at such a rapid pace in the future, we do believe the company can continue to produce positive organic growth supplemented by ongoing acquisitions that will enable Valeant to grow cash earnings per share at an above-average rate.

We like Valeant’s approach to the pharmaceutical business. It has acquired a diverse stable of branded, generic and OTC drugs and, more recently, medical devices including dermal fillers and contact lenses. Many of its products are steady sellers in specialty categories like dermatology and ophthalmology. In our view, Valeant is essentially a value investor in health care products.

We estimate that Berkshire’s look-through earnings per share increased by a mid-teens percentage in 2013. Organic growth was modest for most of the businesses owned directly and indirectly by Berkshire, with much of the company’s growth attributable to solid returns from an active year in capital deployment and a reversal of losses from a life reinsurance policy with Swiss Re pursuant to a negotiated settlement.

During 2013, Berkshire contributed $12.3 billion to a buyout of Heinz, spent about $5.2 billion more than depreciation on capital improvements at the utility and railroad, shelled out $3.7 billion to purchase increased stakes in Marmon and Iscar, and acquired a $3.5 billion stake in Exxon’s common shares. Approximately $1 billion was spent on a slew of smaller bolt-on acquisitions, including three made by Berkshire’s building components business Mitek. Berkshire also announced three deals in 2013 that will close in 2014. It closed on a $1.1 billion purchase of a beverage dispensing and merchandising business from IMI on January 1st, 2014. Later in the first quarter, Berkshire subsidiary MidAmerican is expected to close on the $5.6 billion acquisition of a Nevada utility, and in the second quarter it will exchange $1.5 billion in shares it holds in Phillips 66 for one of Phillips’ subsidiaries, a pipeline flow improver business that will be managed by Berkshire’s lubricants subsidiary Lubrizol.

The price paid for Heinz was not a bargain, but we expect the returns to be reasonable for Berkshire because $8 billion of Berkshire’s contributed capital was in the form of a 9% tax-advantaged preferred stock, and returns on the remaining $4.3 investment in the common and in options could reach double digits if Berkshire’s Brazilian partner 3G, which will manage the company, can reduce Heinz’s expenses as successfully as it has done at Anheuser-Busch and Burger King, both of which 3G acquired in recent years.

TJX had another fine year. While full year results are not yet available, we expect that sales rose 5%-6% and that EPS (absent one-time items) grew about 16% to $2.85. All four store divisions are performing well and the European operation is getting close to matching the profit margin at the more mature North American business.

Given the extent by which TJX’s stock price gain has outpaced its earnings growth in recent years, including 2013, it is clear that the stock has been re-rated. For many years, TJX shares traded at below-average multiples of earnings, despite an EPS growth rate that has averaged 16% for the past 15 years. The company also generates very high returns on invested capital and churns out ample free cash flow, most of which is returned to stockholders in the form of dividends and share repurchases. We believe there is room to grow the store base by roughly 4%-5% per year and the company typically repurchases 3%-4% of its shares annually. TJX has reported same store sales growth in 29 of the past 30 years. As a result, we continue to expect the company to grow EPS at low-double digit rates even if operating margins stop expanding.

TJX is the largest off-price apparel and home goods retailer in the United States, Canada and the UK and has a growing presence in Poland and Germany. As US department stores struggle to remain relevant to shoppers, apparel vendors have been forced to search for new channels of growth. We believe TJX is now the largest customer for many apparel vendors and is a trusted partner to them.

Fastenal had a challenging year. Sales growth decelerated to 6% from 13% the prior year, reflecting slowing sales to end markets such as mining, military, and non-residential construction. The modest sales growth result produced minimal operating leverage and the operating profit margin stayed flat at 21.4%. Earnings per share increased 7% to $1.51. Fastenal’s owners are not accustomed to such modest results.

Fortunately, Fastenal’s creative and aggressive management is not standing still and is taking action to improve both top line growth and profitability. Starting in the third quarter of 2013, Fastenal began aggressively adding salespeople at its store locations. Management believes that there is a strong long-term correlation between the increase in sales personnel and revenue growth. The cost of investing in new sales people has had a short-term negative impact on profitability but should enable Fastenal to return to mid-teens sales and earnings growth in the near future. There is risk in adding sales people when demand appears weak for all industrial distributors. Still, we believe Fastenal’s long-term prospects are healthy.

Rolls Royce continues to grow its installed base of aircraft engines, driven by increasing production of wide-body aircraft at Boeing and Airbus. While full year 2013 results are not yet available, we expect that earnings per share will increase about 20% (including the impact of the Tognum acquisition and IAE divestiture). At June 30, the last time Rolls reported results, the civil aerospace order book was up 11% from the beginning of the year —  and equal to nine years of revenue — with the rate of engine deliveries over the next decade largely tied to production of Boeing 787 and Airbus A350 and A380 aircraft. Most engines are delivered at breakeven prices with profits coming in later years from TotalCare — 15 year aftermarket maintenance contracts sold as part of the OEM sale. The long-term prospects for the commercial aerospace industry are strong as emerging world airlines build up their fleets and developed world airlines leap to next generation products that promise better fuel efficiency. Management continues to focus Rolls on areas where the company stands to improve, including cash generation, cost structure and customer service.

The fiscal year of Precision Castparts ends in March. Through the first nine months of the fiscal year, sales increased 20% and earnings per share advanced 26%. The company is on track to earn about $12 for fiscal 2014, up about 23% from $9.36 a year ago. Precision continues to deploy its cash flow on acquisitions. Its $2.9 billion acquisition of Timet , the largest independent titanium manufacturer in the U.S., is on track to exceed original expectations for synergies. It expects to close the $600 million purchase of Permaswage, a maker of aerospace fittings, by the middle of 2014. Despite aggressive acquisition activity in recent years, Precision retains a strong balance sheet and plenty of flexibility to make more acquisitions. Management believes it will earn about $16 per share in fiscal year 2016, which implies high-teens annual growth.

MasterCard’s 2013 earnings per share increased nearly 20%, driven by the continued trend toward electronic payments globally. As we believe this trend should continue for years to come, MasterCard’s long-term prospects strike us as excellent. The company’s business model is essentially a royalty on global consumption growth, supplemented by the transition away from cash as a payment medium. MasterCard is set up to produce natural expense leverage over time and requires little capital. Processing costs are highly fixed, making for high incremental margins and high returns on capital.

After more than tripling operating profit at its core tire business during the 2008-2012 time period, Pirelli’s profits probably were flat in 2013. This year’s result falls short of the financial goal set by the company in 2012 and reflects volume and pricing issues in Europe and a slower than expected expansion of operations in Russia —  including the refurbishing of its existing plant facilities. In response to these realities, Pirelli introduced a new mid-term plan covering 2013-2016. Among the financial targets in the new plan are an approximate 15% operating margin in 2016 vs. an estimated 13% in 2013, with the improvement driven by healthy premium tire volume growth and the resulting positive impact on mix and margin. We believe that the new plan, while less ambitious than the previous plan, is credible.

The Fund made no significant investments in 2013. In 2012, we purchased Tiffany & Co., Jacobs Engineering and Pirelli, all of which have performed well subsequently. During 2013, we significantly pared our positions in Mohawk Industries and Advance Auto Parts, but we continued to hold shares of both companies at year-end.

Comparison of a change in value of a $10,000 investment in Sequoia Fund and the S&P 500 Index* (unaudited)

GRAPH PLOT POINTS

The performance shown above represents past performance and does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

* The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations.

SECTOR BREAKDOWN (UNAUDITED)

As of December 31, 2013	Percent of Net Assets
U.S. Government Obligations	18.21%
Healthcare	17.81%
Diversified Companies	10.46%
Retailing	10.07%
Aerospace/Defense	7.45%
Industrial & Construction Supplies	4.10%
Auto Parts	3.52%
Information Processing	3.10%
Tires	2.98%
Veterinary Diagnostics	2.61%
Internet Software & Services	2.26%
Flooring Products	2.12%
Transportation Services	1.75%
Industrial Machinery	1.26%
IT Consulting & Other Services	1.11%
Industrial Gases	1.11%
Dental Equipment	1.10%
Biotechnology	1.09%
Precision Instruments	1.04%
Other	6.85%
100.00%

FEES AND EXPENSES OF THE FUND
(UNAUDITED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Annual Fund Operating Expenses

Management Fees	1.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses *	1.03%

* Does not reflect Ruane, Cunniff & Goldfarb Inc.'s (“Ruane, Cunniff & Goldfarb”) contractual reimbursement of a portion of the Fund’s operating expenses. This reimbursement is a provision of Ruane, Cunniff & Goldfarb’s investment advisory agreement with the Fund and the reimbursement will be in effect only so long as that investment advisory agreement is in effect. For the year ended December 31, 2013, the Fund’s annual operating expenses and investment advisory fee, net of such reimbursement, were 1.00% and 0.98%, respectively.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Actual	$1,000	$1,173.87	$5.48
Hypothetical (5% return per year before expenses)	$1,000	$1,020.16	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SEQUOIA FUND, INC.
Schedule of Investments
December 31, 2013

COMMON STOCKS (81.72%)

Shares		Value (Note 1)
	ADVERTISING (0.86%)
932,215	Omnicom Group Inc.	$69,328,830
	AEROSPACE/DEFENSE (7.45%)
945,856	Precision Castparts Corp.	254,719,021
23,123,314	Qinetiq Group plc (United Kingdom)	83,082,067
12,355,869	Rolls-Royce Group plc (United Kingdom)	260,844,750
		598,645,838
	AUTO PARTS (3.52%)
629,800	Advance Auto Parts, Inc.	69,706,264
1,656,139	O’Reilly Automotive Inc. *	213,161,651
		282,867,915
	BIOTECHNOLOGY (1.09%)
2,072,704	Novozymes A/S – B Shares (Denmark)	87,505,417
	CONSTRUCTION & ENGINEERING (0.58%)
743,100	Jacobs Engineering Group Inc. *	46,807,869
	CONSTRUCTION EQUIPMENT (0.43%)
1,517,748	Ritchie Bros. Auctioneers Incorporated (Canada)	34,801,962
	CRUDE OIL & GAS PRODUCTION (0.08%)
179,214	Canadian Natural Resources Limited (Canada)	6,064,602
	DENTAL EQUIPMENT (1.10%)
1,254,944	Sirona Dental Systems Inc. *	88,097,069
	DIVERSIFIED COMPANIES (10.46%)
3,183	Berkshire Hathaway Inc. – Class A *	566,255,700
2,317,092	Berkshire Hathaway Inc. – Class B *	274,714,428
		840,970,128
	DIVERSIFIED MANUFACTURING (0.73%)
764,411	Danaher Corporation	59,012,529
	ELECTRICAL & MECHANICAL SYSTEMS (0.41%)
774,451	EMCOR Group Inc.	32,867,700
	ELECTRONIC MANUFACTURING SERVICES (0.55%)
1,274,610	Trimble Navigation Limited *	44,228,967

Shares		Value (Note 1)
	FLOORING PRODUCTS (2.12%)
1,144,800	Mohawk Industries Inc. *	$170,460,720
	FREIGHT TRANSPORTATION (0.10%)
180,146	Expeditors International Inc.	7,971,461
	HEALTHCARE (17.81%)
528,934	Perrigo Company plc (Ireland)	81,170,212
11,320,000	Valeant Pharmaceuticals International Inc. (Canada) *	1,328,968,000
435,594	West Pharmaceutical Services, Inc.	21,370,242
		1,431,508,454
	INDUSTRIAL & CONSTRUCTION SUPPLIES (4.10%)
6,939,397	Fastenal Company	329,690,751
	INDUSTRIAL GASES (1.11%)
687,535	Praxair, Inc.	89,400,176
	INDUSTRIAL MACHINERY (1.26%)
4,014,171	IMI plc (United Kingdom)	101,361,832
	INFORMATION PROCESSING (3.10%)
298,457	MasterCard Inc.	249,348,885
	INSURANCE BROKERS (0.44%)
1,122,991	Brown & Brown Inc.	35,250,687
	INTERNET SOFTWARE & SERVICES (2.26%)
162,006	Google Inc. –Class A *	181,561,744
	INVESTMENT BANKING & BROKERAGE (0.96%)
434,287	The Goldman Sachs Group Incorporated	76,981,714
	IT CONSULTING & OTHER SERVICES (1.11%)
477,000	International Business Machines Corp.	89,470,890
	PRECISION INSTRUMENTS (1.04%)
840,323	Waters Corporation *	84,032,300
	PROPERTY AND CASUALTY INSURANCE (0.82%)
31,149	Admiral Group plc (United Kingdom)	675,653
5,542,059	Hiscox Ltd. (United Kingdom)	63,778,015
20,965	Verisk Analytics, Inc. –Class A *	1,377,820
		65,831,488

Shares		Value (Note 1)
	RETAILING (10.07%)
39,600	Costco Wholesale Corporation	$4,712,796
851,605	Tiffany & Co.	79,011,912
10,268,380	TJX Companies, Inc.	654,403,857
903,180	Wal-Mart Stores, Inc.	71,071,234
		809,199,799
	SEMICONDUCTORS (0.03%)
58,050	Linear Technology Corporation	2,644,178
	SPECIALTY CHEMICALS (0.78%)
1,532,299	Croda International plc (United Kingdom)	62,338,520
	TIRES (2.98%)
13,829,641	Pirelli & Co. SPA (Italy)	239,584,701
	TRANSPORTATION SERVICES (1.75%)
3,255,448	World Fuel Services Corp.	140,505,136
	VETERINARY DIAGNOSTICS (2.61%)
1,976,485	Idexx Laboratories Inc. *	210,238,709
	Miscellaneous Securities (0.01%) (a)	653,799
	TOTAL COMMON STOCKS (Cost $2,201,554,466)	$6,569,234,770

Principal Amount		Value (Note 1)
	U.S. GOVERNMENT OBLIGATIONS (18.21%)
$1,464,000,000	U.S. Treasury Bills, 0.006% – 0.020% due 1/2/2014 through 2/20/2014	$1,463,993,647
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,463,993,647)	1,463,993,647
	TOTAL INVESTMENTS (99.93%) (Cost $3,665,548,113)††	8,033,228,417
	OTHER ASSETS LESS LIABILITIES (0.07%)	5,933,909
	NET ASSETS (100.00%)	$8,039,162,326

††	The cost for federal income tax purposes is identical.
*	Non-income producing.
(a)	“Miscellaneous Securities” include holdings that have been held for not more than one year and have not previously been publicly disclosed.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2013, there were no transfers into and out of Level 1 and 2 measurements in the fair value hierarchy. There were no level 3 securities held in the Fund during the year ended December 31, 2013.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

Valuation Inputs	Common Stocks	U.S. Government Obligations	Total
Level 1 – Quoted Prices	$6,569,234,770	—	$6,569,234,770
Level 2 – Other Significant Observable Inputs	—	$1,463,993,647	1,463,993,647
Total	$6,569,234,770	$1,463,993,647	$8,033,228,417

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statement of Assets and Liabilities
December 31, 2013

ASSETS
Investments in securities, at value (cost $3,665,548,113) (Note 1)	$8,033,228,417
Cash on deposit with custodian	7,103,258
Receivable for capital stock sold	3,404,296
Dividends receivable	3,054,245
Other assets	47,155
Total assets	8,046,837,371
LIABILITIES
Payable for capital stock repurchased	1,068,780
Accrued investment advisory fee	6,376,890
Accrued other expenses	229,375
Total liabilities	7,675,045
Net assets applicable to 36,063,290 shares of capital stock outstanding (Note 4)	$8,039,162,326
Net asset value, offering price and redemption price per share	$222.92
NET ASSETS CONSIST OF
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized	$3,579,832,509
Accumulated net realized gains (Note 5)	91,649,513
Unrealized appreciation on investments	4,367,680,304
Total Net Assets	$8,039,162,326

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statement of Operations
Year Ended December 31, 2013

INVESTMENT INCOME
Income
Dividends, net of $1,671,358 foreign tax withheld	$43,388,655
Interest	323,849
Total income	43,712,504
Expenses
Investment advisory fee (Note 2)	69,518,927
Legal and auditing fees	174,006
Stockholder servicing agent fees	832,183
Custodian fees	100,806
Directors fees and expenses (Note 6)	252,606
Other	114,472
Total expenses	70,993,000
Less expenses reimbursed by Investment Adviser (Note 2)	1,325,000
Net expenses	69,668,000
Net investment loss	(25,955,496)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized gain (loss) on
Investments (Note 3)	230,793,267
Foreign currency transactions	56,415
Net realized gain on investments and foreign currency transactions	230,849,682
Net increase in unrealized appreciation on investments	1,844,931,680
Net realized and unrealized gain on investments and foreign currency transactions	2,075,781,362
Net increase in net assets from operations	$2,049,825,866

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss	$(25,955,496)	$(14,205,958)
Net realized gain on investments and foreign currency transactions	230,849,682	57,447,127
Net increase in unrealized appreciation on investments	1,844,931,680	748,554,435
Net increase in net assets from operations	2,049,825,866	791,795,604
Distributions to shareholders from
Net realized gains	(120,895,246)	—
Capital share transactions (Note 4)	273,608,098	130,795,737
Total increase	2,202,538,718	922,591,341
NET ASSETS
Beginning of period	5,836,623,608	4,914,032,267
End of period (including undistributed net investment income of $0 and $0, respectively)	$8,039,162,326	$5,836,623,608

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Notes to Financial Statements

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES

Sequoia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A.	Valuation of investments: Investments are carried at market value or at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with the NASDAQ Official Closing Price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the Official Closing Price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on that day.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills purchased having a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors.

Foreign currencies: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B.	Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.
C.	Federal income taxes: The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.
D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
E.	General: Dividends and distributions paid by the Fund are recorded on the ex-dividend date.
F.	Indemnification: The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE 2—INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO INTERESTED PERSONS

The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”) provides the Fund with investment advice, administrative services and facilities.

Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1/2% of the average daily net asset value of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2013 and the Investment Adviser reimbursed the Fund $1,325,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

For the year ended December 31, 2013, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $69,518,927 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $389,825 to Ruane, Cunniff & Goldfarb LLC, the Fund’s distributor and a wholly-owned subsidiary of the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2013.

NOTE 3—PORTFOLIO TRANSACTIONS

The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2013 were $122,909,328 and $519,134,848, respectively. Included in proceeds of sales is $30,889,892 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $18,247,757.

At December 31, 2013 the aggregate gross tax basis unrealized appreciation and depreciation of securities were $4,368,674,488 and $994,184, respectively.

NOTE 4—CAPITAL STOCK

At December 31, 2013 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2013 and 2012 were as follows:

	2013		2012
	Shares	Amount	Shares	Amount
Shares sold	3,153,816	$611,624,071	4,736,106	$740,006,036
Shares issued to stockholders on reinvestment of net realized gains on investments	506,868	107,075,851	—	—
	3,660,684	718,699,922	4,736,106	740,006,036
Shares repurchased	2,275,012	445,091,824	3,832,116	609,210,299
Net increase	1,385,672	$273,608,098	903,990	$130,795,737

NOTE 5—FEDERAL INCOME TAXES

Distributions to shareholders are determined in accordance with Federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the year ended December 31, 2013 permanent differences primarily due to realized gains on redemptions in kind not recognized for tax purposes, net investment loss and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in accumulated net realized gains of $18,304,172 with a corresponding decrease in paid in surplus of $7,651,324 and a decrease to accumulated net investment loss of $25,955,496. These reclassifications had no effect on net assets.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

2013
Distributions paid from
Long-term capital gains	$120,895,246

There were no distributions paid during the year ended December 31, 2012.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	$91,649,513
Unrealized appreciation	4,367,680,304
$4,459,329,817

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open years (tax years ended December 31, 2010 through December 31, 2013) and has concluded that no provision for unrecognized benefits or expenses is required in these financial statements.

NOTE 6—DIRECTORS FEES AND EXPENSES

Directors who are not deemed “interested persons” receive fees of $13,750 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors’ meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2013 was $252,606.

NOTE 7—SUBSEQUENT EVENTS

Accounting principles generally accepted in the United States of America require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NOTE 8—FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$168.31	$145.50	$129.29	$109.90		$95.27
Income from investment operations
Net investment income (loss)	(0.72)	(0.41)	(0.42)	(0.00	)(a)	0.00	(a)
Net realized and unrealized gains (losses) on investments	58.73	23.22	17.45	21.35		14.65
Total from investment operations	58.01	22.81	17.03	21.35		14.65
Less distributions
Dividends from net investment income	—	—	—	—		(0.02)
Distributions from net realized gains	(3.40)	—	(0.82)	(1.65)		(0.00	)(a)
Return of capital	—	—	—	(0.31)		—
Total distributions	(3.40)	—	(0.82)	(1.96)		(0.02)
Net asset value, end of period	$222.92	$168.31	$145.50	$129.29		$109.90
Total Return	34.58%	15.68%	13.19%	19.50%		15.38%
Ratios/Supplementary data
Net assets, end of period (in millions)	$8,039.2	$5,836.6	$4,914.0	$3,487.7		$2,867.8
Ratio of expenses to average net assets
Before expense reimbursement	1.02%	1.03%	1.03%	1.04%		1.05%
After expense reimbursement	1.00%	1.00%	1.00%	1.00%		1.01%
Ratio of net investment income (loss) to average net assets	(0.37)%	(0.26)%	(0.34)%	(0.00)%		0.01%
Portfolio turnover rate	2%	5%	3%	23%		15%

(a)	Represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Sequoia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sequoia Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 19, 2014

APPROVAL OF ADVISORY CONTRACT
(UNAUDITED)

At a meeting held on December 9, 2013, the Board of Directors of Sequoia Fund, Inc. (the “Fund”), including a majority of the independent directors, evaluated and approved the renewal of the advisory contract (the “Advisory Agreement”) between the Fund and Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”). In approving the renewal of the Advisory Agreement, the directors considered all information they deemed reasonably necessary to evaluate the terms of the agreement.

Nature, Extent and Quality of Services.  The directors considered information concerning the nature, extent and quality of the services provided by the Investment Adviser to the Fund under the Advisory Agreement. They considered information describing the personnel responsible for the day-to-day management of the Fund, the Investment Adviser’s existing and planned staffing levels and changes to the staffing levels. The directors also considered the Investment Adviser’s research capability and overall reputation and the Investment Adviser’s representation that it had no current plans to change the nature of the services it provided to the Fund. They considered information regarding the compensation arrangements of the portfolio managers. They considered information concerning the Investment Adviser’s compliance policies and procedures, which are reasonably designed to, among other things, address the Investment Adviser’s conflicts of interest in providing services to the Fund and the Investment Adviser’s other advisory clients. Based on these factors, the directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Agreement.

Investment Performance.  The directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. They considered information reflecting the Fund’s performance and the performance of the S&P 500 Index for the 10-month period ended October 31, 2013. They reviewed information concerning portfolio holdings that contributed to the Fund’s performance during that period and the Fund’s cash holdings. They considered information about the Fund’s purchases and sales during the period. They also considered the Fund’s annualized performance compared to the performance of peer-group funds and the S&P 500 Index for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2013. They considered the source of the information and discussed the performance of the S&P 500 Index relative to the Fund’s performance. The directors considered the Fund’s performance in light of information provided by the Investment Adviser concerning the performance of other advisory clients managed by the Investment Adviser for the year-to-date period through November 30, 2013. The directors concluded that the Fund’s overall performance was satisfactory.

Fees.  Next, the directors examined the fees paid to the Investment Adviser under the Advisory Agreement and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, peer-group funds. They reviewed information showing that the Fund’s expense ratio was 1.00% (after expense reimbursements) and that the average expense ratio for the peer-group funds was 1.30%. They considered the Investment Adviser’s obligation under the Advisory Agreement to reimburse the Fund for the excess, if any, in any year of the Fund’s operating expenses over 1-1/2% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million. They reviewed information showing that the Investment Adviser received a net advisory fee of 0.97% and that this was within the range of advisory fees for the peer-group funds. The directors also considered information regarding the fees charged by the Investment Adviser to its other advisory accounts. Based on these and other factors, the directors determined that the fee charged by the Investment Adviser to the Fund under the Advisory Agreement was reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

Profitability and Other Benefits to the Investment Adviser.  The directors considered information concerning the profitability of the Fund to the Investment Adviser. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a registered broker-dealer that is an affiliate of the Investment Adviser. Based on these factors, the directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Agreement.

Economies of Scale.  The directors considered information concerning economies of scale and whether the existing advisory fee paid by the Fund to the Investment Adviser might require adjustment in light of any economies of scale. The directors determined that no modification of the existing fee was necessary.

In light of the Fund’s performance, the Investment Adviser’s provision of advisory and other services, the reasonableness of the Fund’s advisory fee compared to the advisory fees of peer-group funds and other factors, the directors concluded that the renewal of the Advisory Agreement and retention of the Investment Adviser under the terms of the Advisory Agreement (including at the advisory fee rate set forth in the Advisory Agreement) were in the best interest of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the directors. Based upon such conclusions, the directors, including a majority of the independent directors, approved the renewal of the Advisory Agreement.

Information about Sequoia Fund Officers and Directors:
(Unaudited)

The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

Name, Age, and Address	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Richard T. Cunniff, 90 767 Fifth Avenue New York, NY 10153	Vice Chairman & Director	Term — 1 Year & Length of Time served — 43 Years	Vice Chairman & Director of Ruane, Cunniff & Goldfarb Inc.	None
Robert D. Goldfarb, 69 767 Fifth Avenue New York, NY 10153	President & Director	Term — 1 Year & Length of Time served — 35 Years	Chairman & Director of Ruane, Cunniff & Goldfarb Inc.	None
David M. Poppe, 49 767 Fifth Avenue New York, NY 10153	Executive Vice President & Director	Term — 1 Year & Length of Time served — 10 Years	President & Director of Ruane, Cunniff & Goldfarb Inc.	None
Todd G Ruoff, 43 767 Fifth Avenue New York, NY 10153	Executive Vice President & Secretary	Term — 1 Year & Length of Time served — 0 Years	Executive Vice President of Ruane, Cunniff & Goldfarb Inc.	None
Paul J. Greenberg, 51 767 Fifth Avenue New York, NY 10153	Treasurer	Term — 1 Year & Length of Time served — 0 Years	Managing Director of BlackRock, Inc.	None
Michael Sloyer, 52 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Term — 1 Year & Length of Time served — 0 Years	General Counsel of Ruane, Cunniff & Goldfarb Inc.	None
Michael Valenti, 44 767 Fifth Avenue New York, NY 10153	Assistant Secretary	Term — 1 Year & Length of Time served — 7 Years	Administrator of Ruane, Cunniff & Goldfarb Inc.	None
C. William Neuhauser, 87 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 39 Years	Retired	None
Robert L. Swiggett, 91 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 43 Years	Retired	None
Sharon Osberg, 64 767 Fifth Avenue New York, NY 10153	Director — Chairperson of the Board	Term — 1 Year & Length of Time served — 10 Years	Retired	None
Roger Lowenstein, 59 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 15 Years	Writer major Financial and News Publications	None

Other information (Unaudited)

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund. You may obtain year to date performance as of the most recent month end, and a copy of the prospectus by calling 1-800-686-6884, or on the Fund’s website at http://www.sequoiafund.com. Please read the prospectus carefully before investing.

Shares of the Fund are offered through the Fund’s distributor, Ruane, Cunniff & Goldfarb LLC. Ruane, Cunniff & Goldfarb LLC is an affiliate of Ruane, Cunniff & Goldfarb Inc. and is a member of FINRA. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund-reports.htm.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the “Shareholder Information” link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

SEQUOIA FUND, INC.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798
(800) 686-6884
Website: www.sequoiafund.com

DIRECTORS

Richard T. Cunniff
Robert D. Goldfarb
David M. Poppe
Roger Lowenstein
C. William Neuhauser
Sharon Osberg, Chairperson of the Board
Robert L. Swiggett

OFFICERS

Richard T. Cunniff	— Vice Chairman
Robert D. Goldfarb	— President
David M. Poppe	— Executive Vice President
Todd G. Ruoff	— Executive Vice President & Secretary
Paul J. Greenberg	— Treasurer
Michael Sloyer	— Chief Compliance Officer
Michael Valenti	— Assistant Secretary

INVESTMENT ADVISER

Ruane, Cunniff & Goldfarb Inc.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DISTRIBUTOR

Ruane, Cunniff & Goldfarb LLC
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

CUSTODIAN

The Bank of New York
MF Custody Administration Department
One Wall Street, 25th Floor
New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT

DST Systems, Inc.
P.O. Box 219477
Kansas City, Missouri 64121

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR, and also made available on the Fund's website at: http://www.sequoiafund.com/si-code-of-ethics.htm. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

	December 31, 2013	December 31, 2012
Audit Fees	$30,500	$30,500
Audit-Related Fees	n/a	n/a
Tax Fees	$4,000	$4,000
Other Fees	n/a	n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.

(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $26,500 and $22,500, respectively.

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:	/s/ Robert D. Goldfarb
Robert D. Goldfarb
President and Principal Executive Officer

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert D. Goldfarb
Robert D. Goldfarb
President and Principal Executive Officer

Date:	March 6, 2014

By:	/s/ Paul J. Greenberg
Paul J. Greenberg
Treasurer

Date:	March 6, 2014